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                                                                EXHIBIT 10.35.1



                               FIRST AMENDMENT TO
                              MANAGEMENT AGREEMENT


         This FIRST AMENDMENT TO MANAGEMENT AGREEMENT, (this "Amendment"), dated as of May 31, 2000, is entered into by and among KRG Capital Partners, LLC, a Delaware limited liability company ("KRG"), MDMI Holdings, Inc., a Colorado corporation ("Holdings"), Medical Device Manufacturing, Inc. d/b/a Rivo Technologies, a Colorado corporation and wholly-owned subsidiary of Holdings ("Rivo" and, together with Holdings, the "Company"), and G&D, Inc. d/b/a Star Guide Corporation, a Colorado corporation ("Star Guide").

                                    RECITALS

         A. Rivo, KRG, Star Guide are parties to that certain Management Agreement dated July 6, 1999 (the "Agreement").

         B. Rivo, KRG and Star Guide wish to amend the Agreement to accommodate and reflect the current corporate structure of Holdings, Rivo and Rivo's direct and indirect subsidiaries and to reflect the expansion of the management consulting services provided by KRG as a result of the acquisitions by Rivo of Noble-Met, Ltd., a Virginia corporation, Medical Engineering Resources, a Minnesota corporation, and UTI Corporation, a Pennsylvania corporation.

         C. Unless otherwise amended herein, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.


                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto amend the Agreement as follows:

         1. Star Guide's obligations under the Agreement are hereby assigned to Rivo and Star Guide shall be released from its obligations pursuant to the Agreement.

         2. The first sentence of Section 3(a) of the Agreement shall be amended in its entirety to read as follows:

         "(a) The Company hereby agrees to pay KRG, as compensation for services to be rendered by KRG hereunder, an aggregate fee equal to $500,000 per year (the "Base Fee").

         3. The second sentence of Section 3(a) of the Agreement shall be deleted in its entirety.


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         4. Hereafter, notices to the Company as set forth Section 8 of the
Agreement shall be sent to the following:

                                    Medical Device Manufacturing, Inc.
                                    200 West 7th Avenue
                                    Collegeville, PA 19426
                                    Attn:  A. D. Freed

         5. KRG hereby acknowledges the restrictions on the Company's ability to pay the fees provided for under the Agreement, as amended hereby, contained in the definition of "Restricted Payment" and Section 10.9 of the Credit Agreement dated as of May 31, 2000 by and among the Company the Lenders party thereto, Bank of America, N.A., as agent for the Lenders, Fleet National Bank, as Syndication Agent, and Dresdner Bank AG, New York Branch and Grand Cayman Branch.

         6. Other than the amendments and modifications specifically contained herein, the Agreement remains in full force and effect.



                            [SIGNATURE PAGE FOLLOWS]




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                                   SIGNATURES

         IN WITNESS WHEREOF, KRG, Holdings, Rivo and Star Guide have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                  KRG CAPITAL PARTNERS, LLC


                                  By: /s/ BRUCE L. ROGERS
                                     -------------------------------
                                       Name: Bruce L. Rogers
                                            ------------------------
                                       Title: Managing Director
                                             -----------------------


                                  MDMI HOLDINGS, INC.


                                  By: /s/ STEVEN D. NEUMAN
                                     -------------------------------
                                       Name: Steven D. Neuman
                                            ------------------------
                                       Title: Vice President
                                             -----------------------


                                  MEDICAL DEVICE MANUFACTURING, INC.


                                  By: /s/ STEVEN D. NEUMAN
                                     -------------------------------
                                       Name: Steven D. Neuman
                                            ------------------------
                                       Title: Vice President
                                             -----------------------


                                  G&D, INC.


                                  By: /s/ ERIC POLLOCK
                                     -------------------------------
                                       Name: Eric Pollock
                                            ------------------------
                                       Title: President
                                             -----------------------